                                                                  EXHIBIT 10.E.1

                             AMENDMENT NO. 3 TO THE
                           EL PASO ENERGY CORPORATION
                             1995 COMPENSATION PLAN
                           FOR NON-EMPLOYEE DIRECTORS

         Pursuant to Section 8.7 of the El Paso Energy Corporation 1995 Compensation Plan for Non-Employee Directors, Amended and Restated effective as of August 1, 1998 (the "Plan"), the Plan is hereby amended as follows, effective February 7, 2001:

         WHEREAS, the Certificate of Incorporation of El Paso Energy Corporation, a Delaware corporation, was amended to change the name of the corporation to El Paso Corporation effective February 7, 2001.

         NOW THEREFORE, the name of the Plan is hereby changed to the "El Paso Corporation 1995 Compensation Plan for Non-Employee Directors" and all references in the Plan to "El Paso Energy Corporation" or the "Company" shall mean "El Paso Corporation."

         IN WITNESS WHEREOF, the Company has caused this amendment to be duly executed on this 7th day of February 2001.


                                       EL PASO CORPORATION

                                       By:      /s/ Joel Richards III
                                           ----------------------------------
                                           Joel Richards III
                                           Executive Vice President
                                           Human Resources and Administration

Attest:

   /s/ David L. Siddall
-----------------------------
   Corporate Secretary